Registration No. 811-22164

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

X	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

PSP Family of Funds
(A Delaware statutory trust)
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, 3rd Floor, New York, NY	10105
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: 855-318-2804

Sean McCooey
1345 Avenue of Americas
3rd Floor
New York, NY 10105
(Name and Address of Agent for Service)

with a copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 W. Fourth Street
Winston-Salem, NC 27101
Phone: (336) 607-7512

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PSP Family of Funds
1345 Avenue of the Americas, 3rd Floor
New York, NY 10105

A Message from the President of PSP Family of Funds to all Shareholders
Of the PSP Multi-Manager Fund

September [   ], 2014

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of the PSP Multi-Manager Fund (the “Fund”), a series of PSP Family of Funds (the “Trust”), at the October [   ], 2014 special meeting of the Fund’s shareholders (“Special Meeting”). The purpose of the Special Meeting is to approve the following proposals affecting the Fund and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

•
To approve a new investment sub-advisory agreement between Tiburon Capital Management, LLC, one of the Fund’s subadvisers, and Pulteney Street Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

•	To approve the use of a “manager of managers” structure, whereby the Adviser will be able to hire and replace sub-advisers for the Fund without shareholder approval.

•	To amend one of the Fund’s fundamental restrictions to allow the Fund to borrow for investment purposes.

 The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. Please review and consider the enclosed materials carefully. Your vote is important. Please take a moment now to vote by completing and returning your proxy card in the enclosed postage-paid return envelope.

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the Special Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

It is important that your vote be received no later than the time of the Meeting on October [   ], 2014.

If you have any questions about the proposal or the voting instructions, please call us at [   ] or call your financial advisor.

Sincerely,

Sean M. McCooey
President of the Trust

Your vote is important regardless of the size of your holdings. Please vote today.

PSP Family of Funds
1345 Avenue of the Americas, 3rd Floor
New York, NY 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF PSP MULTI-MANAGER FUND
TO BE HELD ON OCTOBER [ ], 2014

A Special Meeting of shareholders of the PSP Multi-Manager Fund (the “Fund”), a series of the PSP Family of Funds (the “Trust”), will be held at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, at 2:00 pm, Eastern time, on October [ ], 2014 (the “Special Meeting”). At the special meeting, shareholders will be asked to consider and vote upon the following proposals affecting the Fund:

•
To approve a new investment sub-advisory agreement between Tiburon Capital Management, LLC, one of the Fund’s subadvisers, and Pulteney Street Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

•	To approve the use of a “manager of managers” structure, whereby the Adviser will be able to hire and replace sub-advisers for the Fund without shareholder approval.

•	To amend one of the Fund’s fundamental restrictions to allow the Fund to borrow for investment purposes.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve either proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

Shareholders of record at the close of business on August 22, 2014 are entitled to notice of, and to vote at, the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees of the Trust,

Daniel McCooey
Secretary of the Trust

September [   ], 2014

PSP Family of Funds
1345 Avenue of the Americas, 3rd Floor
New York, NY 10105

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF PSP MULTI-MANAGER FUND
To be held on October [ ], 2014

This proxy statement (“Proxy Statement”) provides you with information you should review before voting on the matters listed in the Notice of Special Meeting for the PSP Multi-Manager Fund (the “Fund”), a series of the PSP Family of Funds (the “Trust”). The board of trustees of the Trust (the “Board of Trustees”) is soliciting your vote for a Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, at 2:00 pm, Eastern time, on October [ ], 2014, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

This Proxy Statement covers three proposals: (1) the approval of a new investment sub-advisory agreement between Tiburon Capital Management, LLC (“Tiburon”), a sub-adviser to the Fund, and Pulteney Street Capital Management, LLC (the “Adviser”), the investment manager to the Fund; (2) the approval of the use of a “manager of managers” structure for the Fund, whereby the Adviser will be able to hire and replace sub-advisers for the Fund without shareholder approval; and (3) an amendment to the Fund’s Fundamental Investment Restriction No. 2 to allow the Fund to borrow for investment purposes, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board of Trustees is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about September [ ], 2014. Shareholders of record at the close of business on August 22, 2014 (the “Record Date”) are entitled to vote at the Special Meeting.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

If you do not expect to be present at the Special Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions for each proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of each proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail or by attending and voting in person at the Special Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Special Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Special Meeting and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

If your proxy has not been revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments or postponements thereof. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

The Board of Trustees has approved and recommends that you vote FOR each Proposal.

PROPOSAL 1
APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH RESPECT TO THE FUND

Overview

The Board of Trustees is requesting that shareholders approve a new investment sub-advisory agreement between the Adviser and Tiburon with respect to the Fund (the “New Agreement”) to enable Tiburon to continue to serve as a sub-adviser to the Fund. Approval of the New Agreement will not result in any increase in the fee rate paid by the Fund shareholders, as Tiburon, like all of the Fund’s subadvisers, is paid out of the Fund’s advisory fee paid to the Adviser. The New Agreement is substantially similar in all material respects to the previous investment sub-advisory agreement between the Fund, the Adviser and Tiburon, dated [ ] (the “Initial Agreement”). The effective date of the New Agreement will be the date that shareholders of the Fund approve the New Agreement.

Background on Proposed Change in Control of Tiburon

On August 13, 2014, Tiburon notified the Adviser that four Tiburon employees, including investment team members and other key personnel, were in negotiations with the controlling shareholder of Tiburon, Gray & Co. (“Gray”, which owns Tiburon through a wholly owned subsidiary, Tiburon Holdings, LLC), which is wholly owned by Laurence O’Neal Gray, to acquire all of the membership interests of Tiburon (the “Proposed Transaction”). It is expected that the Proposed Transaction will close on September [ ], 2014. Upon closing, Tiburon will be 100% owned by the Tiburon employees described below, including Messrs. Peter Lupoff and Brian Swain, who currently serve as portfolio managers for the portion of the Fund managed by Tiburon.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser or sub-adviser is presumed to constitute a “change in control” of that adviser or sub-adviser. The 1940 Act further states that a change in control of an adviser or sub-adviser causes the advisory or sub-advisory agreement, as the case may be, to be “assigned,” which results in the automatic termination of that agreement. When control of a majority of the voting shares of Tiburon is eventually transferred from Gray to the Tiburon employees, a “change in control” of Tiburon (for purposes of the 1940 Act) will occur, thereby causing an “assignment” and termination of the Initial Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding voting securities of a fund (as defined in the 1940 Act). Therefore, shareholders are being asked to approve the New Agreement. If approved by shareholders, the New Agreement will become effective as of the date of shareholder approval.

About Tiburon

Tiburon, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, is an SEC-registered investment advisory firm specializing in event-driven investment opportunities. Prior to the closing of the Proposed Transaction, all of the voting securities of Tiburon are owned by Tiburon Holdings, LLC, which is wholly owned by Gray & Co, which is wholly owned by Laurence O’Neal Gray. After closing, Tiburon will be owned by Peter Lupoff, Brian Swain and Charlie Trisiripisal, each of whom will own 30% of the membership interests of Tiburon, and Harini Chundu, who will own 10%.

Peter M. Lupoff and Brian Swain, CFA are portfolio managers of Tiburon’s investment allocation for the Fund, and serve as the Chief Executive Officer and Senior Managing Director, respectively, of Tiburon. Mr. Lupoff founded Tiburon in 2009 and previously held portfolio manager roles at Millenium Management, Robeco WPG, Schulze Asset Management and Third Avenue Funds.

The names and principal occupations of each principal executive officer of Tiburon, all located at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, are listed below:

Peter M. Lupoff	--	Chief Executive Officer; Chief Investment Officer
Robert Calvin Hubbard	--	Chief Operating Officer
Marc Winton Hardy	--	Chief Financial Officer, Chief Compliance Officer
Yolanda Waggoner Foreman	--	Chief Administrative Officer

Tiburon acts as an investment sub-adviser to the following registered investment companies with an investment objective similar to the Fund. As investment sub-adviser, Tiburon does not have an expense limitation or waiver agreement for any such fund.

Fund	Management Fee	Approximate Fund Size
Van Eck Multi-Manager Alternatives Fund	1.53%1	$35,000,000
Granite Harbor Alternative Investor Fund	1.95%2	$54,000,000
Granite Harbor Tactical Investor Fund	1.95%2	$48,000,000

1	Tiburon is an investment sub-adviser to this fund; the fund’s management fee is paid to Van Eck Absolute Return Advisers Corporation, which is responsible for paying Tiburon as sub-adviser.

2	Tiburon is an investment sub-adviser to this fund; the fund’s management fee is paid to Genesis Capital, LLC, which is responsible for paying Tiburon as sub-adviser.

The Interim Sub-advisory Agreement and Rule 15a-4

Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under an interim advisory agreement until shareholders can vote on a new advisory agreement, provided that certain requirements of the rule are satisfied. By its terms, an interim advisory agreement terminates automatically 150 days from its commencement. When an agreement is terminated by an assignment by a controlling person of the adviser in which such person receives money or another benefit, Rule 15a-4 permits the adviser to serve as an adviser (or as a sub-adviser, as is the case with Tiburon) to that mutual fund under an interim advisory agreement after the termination of the existing shareholder-approved advisory agreement, if:

i.	The compensation to be received under the interim agreement is no greater than the compensation that the adviser would have received under the previous agreement;

ii.
The fund’s board of trustees, including a majority of trustees who are not interested persons of the fund (“Independent Trustees”), has approved the interim agreement before the previous agreement has terminated;

iii.
The fund’s board of trustees, including a majority of Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

iv.
The interim agreement provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

v.
The interim agreement contains the same terms and conditions as the previous agreement, with the exception of its effective and termination dates, provisions governed by paragraphs (i), (iv) and (vi) (as outlined above and below), and any other differences in terms and conditions that the fund’s board of trustees, including a majority of Independent Trustees, finds to be immaterial;

vi.
The interim agreement requires that (a) the compensation earned under the agreement will be held in an interest-bearing escrow account with the fund’s custodian or a bank, (b) if a majority of the fund’s outstanding voting securities approve an agreement with the adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the adviser, and (c) if a majority of the fund’s outstanding voting securities do not approve an agreement with the adviser, the adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the interim agreement (plus interest earned on the escrow amount), or (2) the total amount in the escrow account (plus interest earned); and

vii.	The fund’s board of trustees satisfies the fund governance standards of Rule 0-1(a)(7) under the 1940 Act.

On August 29, 2014, in accordance with all applicable requirements of Rule 15a-4 under the 1940 Act, the Board of Trustees, including a majority of the Independent Trustees, met to consider a prospective interim investment sub-advisory agreement between the Adviser and Tiburon with respect to the Fund (the “Interim Agreement”), which will go into effect upon the closing of the Proposed Transaction. At that meeting, the Board of Trustees determined that the terms and conditions of the Interim Agreement (including the compensation to be paid to Tiburon) were identical in all material respects to those of the Initial Agreement, except for the date of its execution, effectiveness, and termination; the terms for terminating the agreement; and the placement of compensation earned under the Interim Agreement in an escrow account.

The Interim Agreement allows Tiburon to continue to subadvise the Fund while the Board of Trustees solicits shareholder approval for the New Agreement. The Interim Agreement will become effective on September [ ], 2014, and will remain in effect for the lesser of 150 days from that date or until the New Agreement is approved by shareholders of the Fund.

The New Agreement

In general, it is anticipated that the change in control will cause little or no financial, operational, managerial or supervisory impact on Tiburon. Gray is not involved in the day-to-day operations of Tiburon, which, since the time of the execution of the Initial Agreement, has been operated by its current employees, and there are no personnel changes planned in connection with the change in control. The proposed terms of the New Agreement are identical to the Initial Agreement, except for the dates of its execution, effectiveness, and termination. A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix A.

The Initial Agreement was last approved by shareholders of the Fund on March 10, 2014, was approved by the Board of Trustees at its meeting on May 1, 2014 (the “May Meeting”), and took effect on [August 25], 2014, when the Fund implemented its current multi-manager strategy. Under the terms of the Initial Agreement, Tiburon is entitled to receive an annual fee from the Adviser at a rate of 1.00% of the average net assets of that portion of the Fund managed by Tiburon. For such compensation, Tiburon conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. The compensation to be paid to Tiburon, as well as Tiburon’s duties, will be the same under the New Agreement as under the Initial Agreement.

The effective date of the New Agreement for the Fund will be the date that the shareholders of the Fund approve the New Agreement. The New Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding voting securities of the Fund. The New Agreement automatically terminates on assignment. In addition, the New Agreement may be terminated upon 30 days’ notice by Tiburon to the Adviser and the Fund. The New Agreement, like the Initial Agreement, provides that Tiburon shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful malfeasance, bad faith or gross negligence in the performance of its duties.

If the New Agreement is not approved by the shareholders of the Fund, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on August 29, 2014, the Board of Trustees, including the Independent Trustees, considered whether to recommend that shareholders of the Fund vote to approve the New Agreement (the “August Meeting”). As part of that consideration, the Board of Trustees noted that, at the May Meeting, it had considered the approval of the Initial Agreement. The Board of Trustees considered that, at the May Meeting, it had reviewed and discussed extensively the information provided by Tiburon on, among other things: the nature, extent and quality of services Tiburon provides the Fund; any benefits derived by Tiburon from its relationship to the Fund; the fees charged by Tiburon for sub-advisory services to the Fund; and Tiburon’s investment experience. The Board of Trustees then noted that, at the May Meeting, after deliberation of the materials it had received from Tiburon that it believed to be reasonably necessary to evaluate the terms of the Initial Agreement, the Board of Trustees, including by separate vote the Independent Trustees, unanimously determined that approval of the Initial Agreement was in the best interests of the Trust and the shareholders of the Fund, and so it unanimously approved the Initial Agreement.

During the August Meeting, a representative of the Adviser discussed the pending change of control of Tiburon, which had necessitated approval of the Interim Agreement, and also explained that the change of control is not expected to impact or interfere with the management or the business of Tiburon with respect to its sub-advisory services to the Fund. The Board of Trustees then considered that the terms and conditions of the New Agreement were identical in all material respects to the terms and conditions of the Initial Agreement that it had approved at the May Meeting. The Board of Trustees also considered that the factors upon which it had based its conclusion to continue the Initial Agreement had not changed.

As a result of its considerations, the Board of Trustees, including all of the Independent Trustees, unanimously determined to recommend the New Agreement to shareholders for approval.

Required Vote

Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund’s votes present at the Special Meeting if more than 50% of the outstanding votes of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund.

Recommendation of the Board

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders vote FOR the Proposal.

PROPOSAL 2
CONSIDERATION OF “MANAGER OF MANAGERS” ARRANGEMENT

Overview

Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser is permitted, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund. The Adviser has entered into multiple investment sub-advisory agreements with respect to the Fund.

If the Adviser delegates portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a sub-advisory agreement to replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement
Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders (“Manager of Manager Orders”) from the Securities and Exchange Commission (“SEC”) exempting them and the mutual funds they manage from certain requirements of Section 15(a) of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, Manager of Managers Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to funds, whereby the advisers may retain unaffiliated sub-advisers for their funds and change the terms of a sub-advisory agreement without first obtaining shareholder approval. The Trust has filed an application with the SEC for a Manager of Managers Order. If shareholders approve the “manager of managers” arrangement, it would not become effective until the Fund obtains an order exempting it from the requirements under Section 15(a) of the 1940 Act. Neither the Adviser nor the Fund can ensure that the SEC will grant a Manager of Managers Order.

Application of the “Manager of Managers” Arrangement

The “manager of managers” arrangement would permit the Adviser, as the Fund’s investment manager, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, on behalf of the Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance its performance by allowing the Adviser to employ the sub-adviser(s) best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board of Trustees believes that the “manager of managers” arrangement is in the best interests of the Fund and its shareholders.

The process of seeking shareholder approval is administratively expensive, and may cause delays in executing changes that the Board of Trustees and the Adviser have determined are necessary or desirable. Those costs often are borne by a fund (and therefore indirectly by a fund’s shareholders). If shareholders approve the “manager of managers” arrangement for the Fund, the Board of Trustees would be able to act more quickly and with less expense to the Fund to appoint or replace an unaffiliated sub-adviser, in instances in which the Board of Trustees and the Adviser believe that the appointment or replacement would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the “manager of managers” arrangement, the Board of Trustees, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever the Adviser seeks to select a new sub-adviser or modify an existing sub-advisory agreement. Specifically, the Board of Trustees, including the Independent Trustees, would evaluate and approve all sub-advisory agreements, as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board of Trustees will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

Furthermore, operation of the Fund under the “manager of managers” arrangement would not: (1) permit investment management fees paid by the Fund to the Adviser to be increased without shareholder approval, or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of a Manager of Managers Order from the SEC, the Adviser will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Manager of Managers Order.

To be consistent with the conditions contained in prior Manager of Manager Orders granted by the SEC, if shareholders approve the “manager of managers” arrangement, the Investment Advisory Agreement provides that the Adviser is required to supervise and oversee the activities of sub-advisers on behalf of the Fund. If the proposal is not approved, shareholder approval would continue to be required for the Adviser to enter into new, or materially amend, sub-advisory agreements with respect to the Fund.

Board Approval of “Manager of Managers” Arrangement

The Board of Trustees of the Trust, including the Independent Trustees, has approved the use of the “manager of managers” arrangement and determined that it would be in the best interests of the Fund and its shareholders. In evaluating this arrangement, the Board of Trustees, including the Independent Trustees, considered various factors and other information, including the following:

1.
A “manager of managers” arrangement will enable the Board of Trustees to act more quickly, with less expense to the Fund, in appointing a new sub-adviser when the Board and the Adviser believe that such appointment would be in the best interests of the Fund and its shareholders;

2.
The Adviser would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objective and investment strategy and for analyzing the performance of the sub-advisers; and

3.	No sub-adviser could be appointed, removed or replaced without approval by the Board of Trustees.

Required Vote

Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund’s voting securities present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR the Proposal.

PROPOSAL 3
APPROVAL OF AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing.

Under its current investment restriction, the Fund may not “Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing. The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets.”

The Fund’s proposed investment restriction would state that the Fund may not “Borrow money, except to the extent permitted under the 1940 Act.”

Rationale

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Under Section 18 of the 1940 Act, a fund generally may not borrow money in amounts greater than 33 1/3% of the fund’s total assets, including the amount borrowed, and is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund’s total assets).

Currently, the Fund’s borrowing policy limits the ability of the Fund to make investments at any time the Fund’s outstanding borrowings exceed 5% of the Fund’s total assets. The Fund’s proposed policy will permit the Fund to borrow in greater amounts and in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Required Vote

Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund’s voting securities present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR the Proposal.

OTHER MATTERS

Management of the Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION ABOUT THE MEETING

The Adviser is Pulteney Street Capital Management, LLC and the principal underwriter is Rafferty Capital Markets, LLC (“Rafferty”). The principal place of business of the Adviser is 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, and the principal place of business of Rafferty is 1010 Franklin Avenue, Garden City, NY 11530.

Shareholder Reports

Copies of the Fund’s Annual Report for the fiscal year ended December 31, 2013 previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of that report, as well as copies of the Fund’s most recent Semi-annual Report, without charge, by writing to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147-4031 or calling the Fund at 1- 855-318-2804.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147-4031 or calling the Fund at 1- 855-318-2804.

Voting Rights

Shareholders of record on the Record Date are entitled to be present and to vote at the Special Meeting or any adjourned or postponed meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Special Meeting.

Share and Class Information

As of the Record Date, the Fund offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Board of Trustees on behalf of the Fund. As of the Record Date, the Fund had shares outstanding as follows:

Institutional Shares	Investor Shares	Service Shares
[ ]	[ ]	[ ]

Ownership of Shares

As of August 22, 2014, the Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of August 22, 2014, the shareholders of record who owned 5% or more of the outstanding shares of the noted class of shares of the Fund are set forth in Appendix B.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone or Internet) as the original proxy vote.

Shareholder Communications

Shareholder communications to the Board of Trustees must be in writing and addressed to the Board of Trustees and to the attention of Daniel McCooey, Secretary of the Trust, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147-4031. If a specific Trustee is the intended recipient of such communication, the name of that Trustee must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted.

QUORUM, VOTING AT THE MEETING AND ADJOURNMENT

The presence in person or by proxy of the holders of record of Fund shares issued and outstanding and entitled to vote representing more than 50% of the total combined net asset value of all Fund shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. In the event that a quorum of shareholders of the Fund is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. If you have any questions about the proposal or the voting instructions, please call the Fund at 1- 855-318-2804 or call your financial advisor.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of any proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The New York Stock Exchange (the “NYSE”) may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service organization) that has entered into a service contract with the Fund or the Adviser, the service organization may be the record holder of your shares. At the Special Meeting, a service organization will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on any proposal may be deemed an instruction to vote such shares in favor of the proposal. If a service organization is not a member of the NYSE, it may be permissible for the service organization to vote shares with respect to which it has not received specific voting instructions from its customers.

If you own shares that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER [   ], 2014

The proxy statement and other proxy materials are available at www.pspfamilyoffunds.com.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

The Trust will bear the total costs of the Special Meeting, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting. The solicitation of proxies will be made primarily by mail, oral communication, telephone, or other permissible electronic means by representatives of the Fund, the Adviser and its personnel.

FUTURE MEETINGS

The Trust generally is not required to hold annual meetings of shareholders, and the Trust currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents.

By Order of the Board of Trustees of the Trust,

Daniel McCooey
Secretary

September [   ], 2014

Appendix A
INVESTMENT SUB-ADVISORY AGREEMENT

This Agreement is made and entered into effective as of _______, 2014, by and between the PSP FAMILY OF FUNDS, a Delaware statutory trust (the “Trust”) on behalf of the PSP MULTI-MANAGER FUND (the “Fund”), PULTENEY STREET CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”) and TIBURON CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management;

WHEREAS, the Adviser acts as an investment adviser to the Trust on behalf of the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act, and engages in the business of asset management;

WHEREAS, the Adviser, subject to the approval of the Trust, desires to retain the Sub-Adviser to render certain investment management services to the Fund; and

WHEREAS, the Trust is willing to approve the Sub-Adviser rendering certain sub-investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of the Investment Adviser

(a)        Services. Subject to the oversight of the Adviser, the Sub-Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)	manage the investment and reinvestment of the assets of the Fund allocated to the Sub-Adviser (the “Portfolio”);

(2)	continuously review, supervise, and administer the investment program of the Portfolio;

(3)	determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Portfolio;

(4)	provide the Trust, the Fund and the Adviser with records concerning the Sub-Adviser’s activities under this Agreement that the Trust and the Fund are required to maintain; and

(5)	render regular reports to the Adviser and the Trust’s trustees and officers concerning the Sub-Adviser’s discharge of the foregoing responsibilities.

The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”). All Services to be furnished by the Sub-Adviser under this Agreement may be furnished as the Sub-Adviser may determine from time to time; provided, however, that the Sub-Adviser shall not engage any other party to provide investment advisory services to any portion of the Portfolio without the prior written consent of the Adviser.

(b)        Expenses and Personnel. The Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)        Books and Records. All books and records prepared and maintained by the Sub-Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Sub-Adviser shall surrender to the Trust and the Fund or the Adviser such of the books and records so requested.

2.         Fund Transactions. Subject to the oversight of the Adviser and the Rules, the Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio. With respect to brokerage selection, the Sub-Adviser shall seek to obtain the best overall execution for Portfolio transactions, which is a combination of price, quality of execution and other factors. The Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Sub-Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Sub-Adviser. The Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) at an annualized rate of 1.00% of the average daily net assets of the Portfolio. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information.

4.         Status of Sub-Adviser. The services of the Sub-Adviser to the Trust and the Fund are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.         Limits of Liability; Indemnification. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Trust agrees to indemnify the Sub-Adviser to the full extent permitted by the Trust's Declaration of Trust.

6.         Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)        the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 15 days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)        the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 15 days’ notice to the Sub-Adviser, the Trust and the Fund;

(c)        the Sub-Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice to the Adviser, the Trust and the Fund;

(d)        this Agreement will terminate if it is “assigned” (as that term is used in the 1940 Act); and

(e)        the terms of paragraphs 5 of this Agreement shall survive the termination of this Agreement.

8.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.       Representations and Warranties.

(a)        Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Sub-Adviser as follows: (i) the Adviser is a limited liability company fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)        Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents and warrants to the Adviser and the Trust as follows: (i) the Sub-Adviser is a limited liability company and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(c)        Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Sub-Adviser as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of the Trust are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund, and (a) no breach of any term of this Agreement shall create a right or obligation with respect to the Fund or any series of the Trust other than the Fund; and (b) the Sub-Adviser will not have the right to set off claims relating to the Fund by applying property of any other series of the Trust.

12.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PSP FAMILY OF FUNDS

By:	Sean M. McCooey
Title:	Trustee

PULTENEY STREET CAPITAL MANAGEMENT, LLC

By:	Sean M. McCooey
Title:	Managing Member

TIBURON CAPITAL MANAGEMENT, LLC

By:
Title:

Appendix B

Table of 5% Owners of the Fund

Class	Shareholder Name	Total Shares Owned by Shareholder	Percent of Holdings
%
%
%
%
%
%
%
%
%
%
%
%
%
%
%
%
%
%

B-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE PSP FAMILY OF FUNDS
1345 Avenue of Americas
3rd Floor
New York, NY 10105

2014 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints SEAN M. MCCOOEY and DANIEL MCCOOEY (collectively, the “Proxies”), and each of them with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the shares of PSP Multi-Manager Fund that the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October [ ], 2014 and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, with respect to the following:

1.	To approve the Proposed Investment Subadvisory Agreement with Tiburon Capital Management, LLC

[ ]	FOR
[ ]	AGAINST
[ ]	ABSTAIN

2.	To approve the use of a “Manager Of Managers” Structure whereby the Fund’s Investment Adviser will be able to hire and replace subadvisers for the Fund without shareholder approval.

[ ]	FOR
[ ]	AGAINST
[ ]	ABSTAIN

3.	To approve the amendment to the Fund’s Fundamental Investment Restriction No. 2 to read as follows “the Fund may not borrow money, except to the extent permitted under the 1940 Act”:

[ ]	FOR
[ ]	AGAINST
[ ]	ABSTAIN

4.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If signed and no direction is given for any item, this proxy will be voted FOR the approval of the Proposed Investment Subadvisory Agreement with Tiburon Capital Management, LLC, FOR the proposed Manager of Managers Structure and FOR the amendment to the Fund’s fundamental investment restriction regarding borrowing, and with respect to any other business as may properly be brought before the Special Meeting and any adjournments thereof, in accordance with the judgment of the person or persons voting on such matter or matters. Please return your executed form as soon as possible in the envelope provided to the Fund’s transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147-4031.

Dated: _______________, 2014

Name (print)	Signature

Name (print) (Only If Joint Owner)	Signature (Only If Joint Owner)

Please date and sign your name exactly as it appears on this Proxy.
Joint Owners of Fund Shares should each sign this Proxy.
When signing as attorney, executor, administrator or guardian, please give full title.